ING VARIABLE PORTFOLIOS, INC.

ING U.S. Bond Index Portfolio

 (“Portfolio”)

Supplement dated November 8, 2012

to the Portfolio’s Adviser Class, Class I, Class S and Service 2 Class

Statement of Additional Information (“SAI”)

dated April 30, 2012

Effective July 10, 2012, the Portfolio’s sub-advisory fee payable was revised.  Effective immediately the Portfolio’s SAI is revised as follows:

The line item with respect to the Portfolio in the table of the subsection entitled “Sub-Advisers — Sub-Advisory Fees” is hereby deleted and replaced with the following:

Portfolio	Gross Annual Advisory Fee
ING U. S. Bond Index Portfolio

0.1140% on first $500 million of average daily net assets;

0.1350% on the next $500 million of average daily net assets;

0.1260% on the next $1 billion of average daily net assets;

0.1170% on the next $2 billion of average daily net assets; and

0.1080% on average daily net assets in excess of $4 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE